UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Nomination of Konstantin Konstantinov, Ph.D.

On May 26, 2022, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (“the Board”) of Repligen Corporation (the “Company”), the Board elected Konstantin Konstantinov, Ph.D. to the Board, effective May 26, 2022 (the “Effective Date”). In connection with his election to the Board, Dr. Konstantinov is entitled to receive cash and equity compensation pursuant to the Company’s Amended and Restated Non-Employee Directors’ Compensation Policy (the “Director Compensation Policy”). Pursuant to the terms of the Director Compensation Policy, on the Effective Date, Dr. Konstantinov was granted an option to purchase shares of the Company’s common stock having an aggregate value of $170,000 (the “Initial Board Option”). The Initial Board Option vests equally over a three-year period. The Initial Board Option has a term of ten years, subject to early termination in the event of death, removal or resignation from the Board. The Initial Board Option has an exercise price equal to the closing price of the stock on the Effective Date. Additionally, under the Director Compensation Policy, on the Effective Date, Dr. Konstantinov was granted (1) an option to purchase shares of the Company’s common stock having an aggregate value of $85,000 and (2) restricted stock units having an aggregate value of $85,000 (together, the “Pro-Rata Award”), equal to the annual equity grant for non-employee directors reelected to the Board. The Pro-Rata Award fully vests on the date of the next annual meeting of shareholders. The Pro-Rata Award has a term of ten years, subject to early termination in the event of death, removal or resignation from the Board. The stock options granted as part of the Pro-Rata Award have an exercise price equal to the closing price of the Company’s stock on the Effective Date. In addition, under the Director Compensation Policy, Dr. Konstantinov will receive an annual retainer for his service on the Board.

There are no arrangements or understandings between Dr. Konstantinov and any other persons pursuant to which Dr. Konstantinov was selected as a director. There have been no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant, in which the amount involved exceeds $120,000, and in which Dr. Konstantinov had, or will have, a direct or indirect material interest. At the time of this disclosure, Dr. Konstantinov was not named to any committees of the Board and no committee assignments are contemplated at this time.

On May 26, 2022, the Company issued a press release announcing Dr. Konstantinov’s election to the Board and has attached a copy of such press release as Exhibit 99.1 hereto.

Severance and Change in Control Plan

Effective as of May 26, 2022, the Compensation Committee of the Company (the “Compensation Committee”) adopted an amendment and restatement of the Company’s Amended and Restated Severance and Change in Control Plan (the “Plan”), pursuant to which the Plan was amended to adjust the treatment of performance-based equity awards in connection with a Change in Control (as defined therein).

The foregoing description of the amendments to the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Third Amended and Restated Employment Agreement of Tony J. Hunt

On May 26, 2022, following approval from the Compensation Committee, the Company entered into the Third Amended and Restated Employment Agreement (the “A&R Employment Agreement”) with Tony J. Hunt, the Company’s Chief Executive Officer. The A&R Employment Agreement supersedes and replaces the second amended and restated employment agreement dated June 15, 2019, by and between the Company and Mr. Hunt.

Portions of the A&R Employment agreement were amended to adjust the treatment of performance-based equity awards in connection with a Change in Control (as defined therein) to comport with the Plan.

The foregoing description of the amendments to the A&R Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the A&R Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 26, 2022. Proxies were solicited pursuant to the Company’s proxy statement filed on April 11, 2022 (the “Proxy Statement”) with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 55,429,107. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 51,525,212, representing 92.96% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s shareholders at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders were asked (i) to elect the six (6) directors identified in the Proxy Statement, (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as each proposal is more fully described in the Proxy Statement.

The voting results reported below are final.

Proposal 1 - Election of the Board of Directors

Nicolas M. Barthelemy, Karen A. Dawes, Carrie Eglinton Manner, Tony J. Hunt, Rohin Mhatre, Ph.D. and Glenn P. Muir were duly elected to the Board. The results of the election were as follows:

NOMINEE	FOR	% FOR	AGAINST	% AGAINST	ABSTAIN	% ABSTAIN	BROKER NON- VOTES
Nicolas M. Barthelemy	45,559,328	94.35%	2,410,358	4.99%	320,207	0.66%	3,235,319
Karen A. Dawes	45,634,295	94.50%	2,335,511	4.84%	320,087	0.66%	3,235,319
Carrie Eglinton Manner	48,128,883	99.67%	127,860	0.26%	33,150	0.07%	3,235,319
Tony J. Hunt	48,142,146	99.69%	113,893	0.24%	33,854	0.07%	3,235,319
Rohin Mhatre, Ph.D.	47,766,732	98.92%	489,703	1.01%	33,458	0.07%	3,235,319
Glenn P. Muir	47,576,333	98.52%	679,177	1.41%	34,383	0.07%	3,235,319

Proposal 2 - Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	51,061,272	437,764	26,176	0
PERCENTAGE OF VOTED	99.10%	0.85%	0.05%	0

Proposal 3 - Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	47,079,986	1,160,797	49,110	3,235,319
PERCENTAGE OF VOTED	97.50%	2.40%	0.10%

Item 8.01 Other Events.

Amended and Restated Non-Employee Directors’ Compensation Policy

On May 26, 2022, the Board, based upon the recommendation of the Compensation Committee and the Company’s independent consultant, amended and restated the Company’s Director Compensation Policy to adjust the initial equity grant to new non-employee directors and the annual equity grant for non-employee directors reelected to the Board.

The foregoing description of the amendments to the Director Compensation Policy does not purport to be complete and is qualified in its entirety by the full text of the Director Compensation Policy, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Repligen Corporation Amended and Restated Severance and Change in Control Plan, effective as of May 26, 2022.

10.2	Third Amended and Restated Employment Agreement, dated as of May 26, 2022, by and between Repligen Corporation and Tony J. Hunt.

10.3	Repligen Corporation Amended and Restated Non-Employee Directors’ Compensation Policy.

99.1	Press release issued by Repligen Corporation on May 26, 2022.

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: June 1, 2022	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer